Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jasmine’s Garden on Form 10-QSB for the three-month period ended March 31, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, Yi Bo Sun, Chief Executive Officer and a director of Jasmine’s Garden, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

May 14, 2004	/s/ Yi Bo Sun
Yi Bo Sun
Chief Executive Officer